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                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT, made as of February 27, 2003, between INSIGNIA FINANCIAL GROUP, INC., with an address at 200 Park Avenue, New York, New York 10166 (the "Company"), and JAMES A. ASTON ("the Executive").

         WHEREAS, the Executive is presently employed by the Company pursuant to an existing employment agreement by and between the Executive and the Company dated August 3, 1998, as amended (the "Agreement"); and

         WHEREAS, the Executive and the Company desire to further amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, The Executive and the Company agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         2. AMENDMENTS TO SECTIONS 1 AND 7(e) OF THE AGREEMENT. Section 1 of the Agreement is amended as follows: "The Company hereby agrees to employ the Executive, and the Executive hereby accepts such employment, in each case upon the terms and conditions set forth herein, for a period commencing on the effective date hereof (the "Commencement Date") and ending on December 31, 2004, or on such earlier date as provided herein (the "Expiration Date") (such period, as it may be so terminated being referred to herein as the "Employment Period"). The first paragraph of Section 7(e) is amended as follows: "Upon the occurrence of a Termination Without Cause, this Agreement shall terminate upon the date that such Termination Without Cause occurs (subject to the provisions of Section 9 and to the last two sentences of Section 4(j)), whereupon the Executive shall continue to receive the consideration set forth in Sections 4(a) through (d) and
Section 4(g)(iii) through December 31, 2004. In addition, the Executive shall be entitled to received the payments contemplated by Section 4(c) and Section 4(d) if the event giving rise to such payment occurs, or a definitive agreement regarding such event is executed, on or before December 31, 2004."

         3. AFFIRMATION. Except as amended hereby, the Agreement shall remain in full force and effect.

         4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof.
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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.






                                               INSIGNIA FINANCIAL GROUP, INC.



                                               By: /s/ ADAM B. GILBERT
                                                  ----------------------------
                                               Name: ADAM B. GILBERT
                                                    --------------------------
                                               Title: EXECUTIVE VP
                                                     -------------------------


                                               /s/ James A. Aston
                                               ------------------------------
                                               JAMES A. ASTON

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